UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE

SECURITIES EXCHANGE ACT OF 1934

Filed by the Registrant ☒

Filed by a Party other than the Registrant ☐

Check the appropriate box:

☐	Preliminary Proxy Statement
☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☐	Definitive Proxy Statement
☒	Definitive Additional Materials
☐	Soliciting Material Under § 240.14a-12

CBL & ASSOCIATES PROPERTIES, INC.

(Name of Registrant as Specified in Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

☒	No fee required.

☐	Fee computed on table below per Exchange Act Rules 14(a)-6(i)(1) and 0-11.

1)	Title of each class of securities to which transaction applies:

2)	Aggregate number of securities to which transaction applies:

3)	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11

(Set forth the amount on which the filing fee is calculated and state how it was determined):

4)	Proposed maximum aggregate value of transaction:

5)	Total fee paid:

☐	Fee paid previously with preliminary materials.

[☐

Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

1)	Amount Previously Paid:

2)	Form, Schedule or Registration Statement No.:

3)	Filing Party:

4)	Date Filed:

IMPORTANT NOTICE REGARDING CHANGE IN PROPOSED

INCREASE IN AUTHORIZED NUMBER OF SHARES OF COMMON STOCK

AND RELATED REQUIREMENT TO EXECUTE A NEW PROXY CARD

September 9, 2009

Dear Stockholder:

Last month, you received materials inviting you to attend a special meeting of stockholders of CBL & Associates Properties, Inc., which will be held at the Company’s Corporate Office at CBL Center, 2030 Hamilton Place Boulevard, Chattanooga, Tennessee, on Monday, September 21, 2009 at 4:00 p.m. (EDT), including a Notice of Special Meeting and Proxy Statement and related proxy card(s). The only item of business scheduled to be conducted at the Special Meeting is “Proposal 1” concerning approval of an amendment to the Company’s Amended and Restated Certificate of Incorporation to increase the number of authorized shares of the Company’s Common Stock. I am enclosing a Supplement to the Proxy Statement related to this proposal. As described more fully in the Supplement, your Board of Directors has approved a revision to the proposal and is asking stockholders to consider the revised proposal.

As set forth in the original Proxy Statement, we entered into an Underwriting Agreement in connection with our recent Common Stock offering, pursuant to which the Company agreed, among other things, to use its best efforts to increase the total number of authorized shares of our Common Stock from 180,000,000 to 1,000,000,000 shares as soon as practicable. The intent and purpose of this increase, which was unanimously approved by the Board of Directors and recommended to stockholders for your approval in the original Proxy Statement, is to maximize the Company’s flexibility to take future actions with respect to its capital structure in response to changing economic and capital market conditions.

While your Board of Directors continues to support this objective, the Company has received feedback from a number of major stockholders indicating that they would be more comfortable with approving a smaller increase in the total Common Stock authorization. Accordingly, the Board of Directors has unanimously approved, and recommended to the stockholders for your approval, a revised amendment to our Amended and Restated Certificate of Incorporation, to increase the number of authorized shares of the Company’s Common Stock, par value $.01 per share, from 180,000,000 to 350,000,000 shares. In connection with this decision, the underwriters in our recent offering have accepted this reduction and have waived the original requirement in the Underwriting Agreement.

YOUR VOTE IS VERY IMPORTANT. Accordingly, please note that all proxies and broker votes previously submitted for the proposal to amend the Corporation's Amended and Restated Certificate of Incorporation to increase the number of authorized shares of Common Stock from 180,000,000 to 1,000,000,000 will be deemed null and void. YOU MUST SIGN AND RETURN A NEW PROXY CARD IN THE ENCLOSED ENVELOPE (OR CAST A NEW VOTE WITH RESPECT TO YOUR SHARES BY TELEPHONE OR VIA THE INTERNET IN ACCORDANCE WITH THE INSTRUCTIONS ON THE ENCLOSED PROXY CARD), OR ATTEND THE MEETING AND VOTE IN PERSON, FOR YOUR VOTE TO BE COUNTED AT THE SPECIAL MEETING ON SEPTEMBER 21, 2009.

Sincerely,

Chairman of the Board and
Chief Executive Officer

CBL & ASSOCIATES PROPERTIES, INC.

NOTICE OF REVISION TO PROPOSED AMENDMENT TO BE SUBMITTED FOR

APPROVAL AT A SPECIAL MEETING OF STOCKHOLDERS

SEPTEMBER 21, 2009

THIS SUPPLEMENTAL NOTICE IS HEREBY GIVEN to amend and restate Proposal 1 to be considered at a Special Meeting of the Stockholders of CBL & Associates Properties, Inc., a Delaware corporation (the “Company”), which will be held at the Company’s Corporate Office at CBL Center, 2030 Hamilton Place Boulevard, Chattanooga, Tennessee, on Monday, September 21, 2009 at 4:00 p.m. (EDT). As amended and restated Proposal 1 now reads as follows:

1.

To act upon a proposal to approve an amendment to the Company’s Amended and Restated Certificate of Incorporation to increase the number of authorized shares of the Company’s Common Stock, par value $.01 per share, from 180,000,000 to 350,000,000 shares.

In accordance with the provisions of the Company’s Bylaws, the Board of Directors has fixed the close of business on August 10, 2009, as the record date for the determination of the stockholders entitled to notice of, and to vote at, the Special Meeting.

Your attention is directed to the accompanying Supplement to the original Proxy Statement for the Special Meeting, which was dated August 21, 2009 and was distributed to stockholders beginning on such date.

Whether or not you plan to attend the meeting, we urge you to submit your Proxy. Please note that all proxies and broker votes previously submitted for the proposal to amend the Corporation's Amended and Restated Certificate of Incorporation to increase the number of authorized shares of Common Stock from 180,000,000 to 1,000,000,000 will be deemed null and void. Accordingly, YOU MUST SIGN AND RETURN A NEW PROXY CARD, OR ATTEND THE MEETING AND VOTE IN PERSON, FOR YOUR VOTE TO BE COUNTED AT THE SPECIAL MEETING ON SEPTEMBER 21, 2009.

To submit your Proxy by mail, please sign, date and promptly return the enclosed Proxy in order to ensure representation of your shares. An addressed envelope for which no postage is required if mailed in the United States is enclosed for that purpose. Alternatively, you may use the toll-free telephone number indicated on the enclosed Proxy to vote by telephone or visit the website indicated on the enclosed Proxy to vote via the Internet. This will not prevent you from voting your shares at the meeting if you desire to do so, as your Proxy is revocable at your option.

YOUR BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT YOU VOTE FOR APPROVAL OF THE AMENDED AND RESTATED PROPOSAL 1 DESCRIBED ABOVE.

By Order of the Board of Directors

President and Secretary

Chattanooga, Tennessee

September 9, 2009

CBL & ASSOCIATES PROPERTIES, INC.

2030 Hamilton Place Blvd.

Suite 500

CBL Center

Chattanooga, Tennessee 37421

SUPPLEMENT TO

PROXY STATEMENT DATED AUGUST 21, 2009 FOR SPECIAL

MEETING OF STOCKHOLDERS TO BE HELD SEPTEMBER 21, 2009

CBL & Associates Properties, Inc., a Delaware corporation (the “Company” or “CBL”) is issuing this Supplement to its definitive proxy statement dated August 21, 2009 (the “Proxy Statement”) in connection with the solicitation by the Board of Directors of proxies to be voted at a Special Meeting of Stockholders of the Company (the “Special Meeting”) to be held at the Company’s Corporate Office at CBL Center, 2030 Hamilton Place Boulevard, Chattanooga, Tennessee, on Monday, September 21, 2009, at 4:00 p.m. (EDT), and at any and all postponements or adjournments thereof. We are mailing this Supplement beginning on or about September 9, 2009, to stockholders of record as of August 10, 2009.

As set forth in the original Proxy Statement, the Special Meeting was called in order to seek approval of an amendment to the Company’s Amended and Restated Certificate of Incorporation to increase the total number of authorized shares of our Common Stock from 180,000,000 to 1,000,000,000 shares. As described in more detail below, in response to feedback received from a number of stockholders indicating that they would be more comfortable with approving a smaller increase, the Board of Directors has unanimously approved, and recommended to stockholders for your approval, a revised version of the original proposal which would increase the number of authorized shares of the Company’s Common Stock from 180,000,000 to 350,000,000 shares.

Additional important information concerning the Special Meeting is set forth in the Proxy Statement, which remains in effect except to the extent that it is amended and supplemented by the information set forth herein. All page references in the information set forth below refer to those contained in the Proxy Statement, and terms used below shall have the meanings set forth in the Proxy Statement.

REVISED INFORMATION CONCERNING

SPECIAL MEETING VOTING PROCEDURES

IMPORTANT NOTICE

Any proxy or vote previously submitted concerning Proposal 1 as set forth in the Company’s original
Notice of a Special Meeting of Stockholders dated August 21, 2009, is no longer valid.

YOU MUST SIGN AND RETURN A NEW PROXY CARD OR ATTEND THE
MEETING AND VOTE IN PERSON FOR YOUR VOTE TO BE COUNTED
AT THE SPECIAL MEETING ON SEPTEMBER 21, 2009.

A revised proxy card is being mailed to each holder of shares of the Company’s Common Stock for voting on the revised version of Proposal 1 with respect to each stockholder’s shares of Common Stock. Stockholders holding shares of Common Stock should complete, sign and return the revised proxy card to the Company. Alternatively, stockholders may use the toll-free telephone number indicated on the enclosed, revised proxy card to vote by telephone or visit the website indicated on the enclosed, revised proxy card to vote via the Internet. If you are a stockholder of record as of the record date and attend the Special Meeting, you may vote in person. If your shares of Common Stock are held in street name and you wish to vote in person at the meeting, you will need to obtain a “legal proxy” from the broker, bank or other nominee that holds your shares of Common Stock of record.

Unless contrary instructions are indicated on the accompanying revised proxy, the shares represented thereby will be voted FOR the revised version of Proposal 1 to amend the Company’s Certificate of Incorporation.

To obtain directions to be able to attend the Special Meeting and vote in person, you may contact our Vice President – Corporate Communications and Investor Relations either by mail at our corporate office address listed above, or by e-mail to Katie_Reinsmidt@cblproperties.com.

Important Notice Regarding the Availability of Proxy Materials for the Special Meeting of Stockholders to Be Held on September 21, 2009:

The Company’s Notice of Special Meeting and Proxy Statement for the Special Meeting, as well as this Supplement to the Notice of Special Meeting and Proxy Statement, are also available at: http://www.cblproperties.com/cbl.nsf/inv_fin_rep.

DISCUSSION OF

REVISIONS TO PROPOSAL 1

As described in the Proxy Statement, in connection with our recent Common Stock offering we entered into an Underwriting Agreement with the underwriters named therein, for whom Merrill Lynch, Pierce, Fenner & Smith Incorporated and Wells Fargo Securities, LLC (f/k/a Wachovia Capital Markets, LLC) acted as representatives (the “Underwriters’ Representatives”), pursuant to which the Company agreed, among other things, to use its best efforts to amend its Certificate of Incorporation to increase the total number of authorized shares of our Common Stock from 180,000,000 to 1,000,000,000 shares as soon as practicable.

We wish to emphasize that the purpose of this proposed amendment is not to immediately engage in a new transaction involving the issuance of a significant amount of additional Common Stock. Rather, the intent and purpose of this increase, which was unanimously approved by the Board of Directors and recommended to stockholders for your approval in the original Proxy Statement, is to maximize the Company’s flexibility to take future actions with respect to its capital structure in response to changing economic and capital market conditions.

Your Board of Directors continues to support this objective. In connection with the original Proxy Statement, however, the Company has received feedback from both institutional and individual stockholders, including a number of our major stockholders, indicating that they would be more comfortable with approving a smaller increase in the total Common Stock authorization. After carefully considering this feedback, the Company has decided to revise its original proposal. In connection with this decision, the Underwriters’ Representatives have accepted this reduction and have waived the original requirement in the Underwriting Agreement. Accordingly, the Board of Directors has unanimously approved, and recommended to the stockholders for your approval, a revised version of the proposed amendment to our Amended and Restated Certificate of Incorporation, to increase the number of authorized shares of the Company’s Common Stock, par value $.01 per share, from 180,000,000 to 350,000,000 shares.

The following presents the changes being made by this Supplement, as a result of the revisions described above, to the caption and first paragraph of Proposal 1, as well as the text of the proposed amendment to the Company’s Certificate of Incorporation, all as set forth on page 9 of the original Proxy Statement (additions to the disclosure in the original Proxy Statement are indicated by underlining, and deletions are indicated by overstriking):

PROPOSAL 1

APPROVAL OF AMENDMENT TO THE COMPANY’S

AMENDED AND RESTATED CERTIFICATE OF INCORPORATION

TO INCREASE THE NUMBER OF AUTHORIZED SHARES OF

COMMON STOCK FROM 180 MILLION TO ~~ONE BILLION~~ 350 MILLION

The Board of Directors has unanimously approved, and recommended that our stockholders approve, an amendment to the Company’s Amended and Restated Certificate of Incorporation, as amended (the “Certificate of Incorporation”), to increase the authorized number of shares of Common Stock from 180 million (180,000,000) shares to ~~one billion (1,000,000,000)~~ three hundred fifty million (350,000,000) shares (the “Proposed Amendment”). The Board of Directors has adopted resolutions setting forth the Proposed Amendment in the form of an amendment to the first sentence of Paragraph A of Article IV of the Certificate of Incorporation, determining the Proposed Amendment to be advisable and recommending that stockholders approve the Proposed Amendment.

The following is the text of Paragraph A of Article IV of the Company’s Certificate of Incorporation, as proposed to be amended:

A.	Classes and Number of Shares.

The total number of shares of all classes of Equity Stock that the Corporation shall have authority to issue is ~~One Billion~~ Three Hundred Sixty-five Million ~~(1,015,000,000)~~ 365,000,000 shares, consisting of (i) Fifteen Million (15,000,000) shares of preferred stock, par value $.01 per share (the “Preferred Stock”), and (ii) ~~One Billion~~ Three Hundred Fifty Million ~~(1,000,000,000)~~ 350,000,000 shares of common stock, par value $.01 per share (the “Common Stock”).

Except as indicated by the foregoing, the text of Proposal 1 as set forth on pages 9 through 11 of the original Proxy Statement is not altered by this Supplement.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR”

THE PROPOSED AMENDMENT, AS REVISED BY THIS SUPPLEMENT.

OTHER BUSINESS OF THE MEETING

Management is not aware of any matters to come before the Special Meeting, other than those stated in the Proxy Statement, as amended by this Supplement. However, if any matters of which management is not now aware should come before the meeting or any adjournment, the proxies confer discretionary authority with respect to acting thereon, and the persons named in such proxies intend to vote, act and consent in accordance with their best judgment with respect thereto. Upon receipt of such proxies (in the form enclosed and properly signed) in time for voting, the shares represented thereby will be voted as indicated thereon and in the Proxy Statement, as amended by this Supplement.

By Order of the Board of Directors

STEPHEN D. LEBOVITZ

Secretary

Chattanooga, Tennessee

September 9, 2009

CBL

CBL & ASSOCIATES PROPERTIES, INC.

Electronic Voting Instructions

You can vote by Internet or telephone!

Available 24 hours a day, 7 days a week!

Instead of mailing your proxy, you may choose one of the two voting methods outlined below to vote your proxy.

VALIDATION DETAILS ARE LOCATED BELOW IN THE TITLE BAR.

Proxies submitted by the Internet or telephone must be received by

11:59 p.m., Eastern Time, on September 20, 2009.

Vote by Internet

• Log on to the Internet and go to

www.investorvote.com

• Follow the steps outlined on the secured website.

Vote by telephone

• Call toll free 1-800-652-VOTE (8683) within the United

States, Canada & Puerto Rico any time on a touch tone

telephone. There is NO CHARGE to you for the call.

• Follow the instructions provided by the recorded message.

Using a black ink pen, mark your votes with an X as shown in this example. Please do not write outside the designated areas.	☒

Special Meeting Proxy Card

▼	IF YOU HAVE NOT VOTED VIA THE INTERNET ORTELEPHONE, FOLD ALONG THE PERFORATION, DETACH AND RETURN THE BOTTOM PORTION IN THE ENCLOSED ENVELOPE.	▼

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NOTICE:

PLEASE SIGN AND RETURN A NEW PROXY CARD FOR YOUR VOTE TO BE COUNTED AT THE SPECIAL MEETING ON SEPTEMBER 21, 2009. Any proxy or vote previously submitted on the original version of Proposal 1, as set forth in the Company’s Notice of Special Meeting dated August 21, 2009, is no longer valid.

A Proposal — The Board of Directors recommends a vote FOR Proposal 1.

For	Against	Abstain
1.

   To act upon a proposal to approve an amendment to the Company’s Amended and

Restated Certificate of Incorporation to increase the number of authorized shares of the Company’s Common Stock, par value $0.01 per share,

from 180,000,000 to 350,000,000 shares.

	☐	☐	☐

B Non-Voting Items

Change of Address — Please print new address below.

C	Authorized Signatures — This section must be completed for your vote to be counted. — Date and Sign Below

Please sign exactly as name(s) appears hereon. Joint owners should each sign. When signing as attorney, executor, administrator, corporate officer, trustee, guardian, or custodian, please give full title.

Date (mm/dd/yyyy) – Please print date below.	Signature 1 - Please keep signature within the box.	Signature 2 - Please keep signature within the box.
/ /

▼	IF YOU HAVE NOT VOTED VIA THE INTERNET ORTELEPHONE, FOLD ALONG THE PERFORATION, DETACH AND RETURN THE BOTTOM PORTION IN THE ENCLOSED ENVELOPE.	▼

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CBL

CBL & ASSOCIATES PROPERTIES, INC.

Proxy – CBL & ASSOCIATES PROPERTIES, INC.

SPECIAL MEETING OF STOCKHOLDERS ON SEPTEMBER 21, 2009

This Proxy is Solicited on Behalf of the Board of Directors

The undersigned hereby appoints CHARLES B. LEBOVITZ and STEPHEN D. LEBOVITZ and each or any of them proxies, with power of substitution, to vote all shares of the undersigned at the Special Meeting of Stockholders to be held on Monday, September 21, 2009, at 4:00 p.m., local time, at CBL Center, 2030 Hamilton Place Boulevard, Chattanooga, Tennessee, or at any adjournment thereof, upon the matters set forth in the Proxy Statement for such meeting, and in their discretion, on such other business as may properly come before the meeting.

IF NO CONTRARY SPECIFICATION IS MADE, THIS PROXY WILL BE VOTED FOR PROPOSAL 1.

(PLEASE MARK, SIGN AND RETURN THIS PROXY CARD PROMPTLY USING THE ENCLOSED ENVELOPE.)

(Items to be voted appear on reverse side.)

Any proxy or vote previously submitted concerning Proposal 1 as set forth in the Company’s original
Notice of a Special Meeting of Stockholders, dated August 21, 2009, is no longer valid.

YOU MUST SIGN AND RETURN A NEW PROXY CARD OR ATTEND THE MEETING FOR YOUR
VOTE ON REVISED PROPOSAL 1, AS SET FORTH ON THE REVERSE SIDE HEREOF,
TO BE COUNTED AT THE SPECIAL MEETING ON SEPTEMBER 21, 2009.